UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10261

Pearl Mutual Funds

on behalf of its series:

Pearl Total Return Fund

Pearl Aggressive Growth Fund

2610 Park Avenue

P.O. Box 209

Muscatine, Iowa 52761

Robert H. Solt	Stacy H. Winick
2610 Park Avenue P. O. Box 209 Muscatine, Iowa 52761	Bell, Boyd & Lloyd LLP 1615 L Street, N.W., Suite 1200 Washington, DC 20036
(Name and address of agents for service)

Registrant’s telephone number, including area code: (563) 288-2773

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1.	Reports to Shareholders.

PEARL MUTUAL FUNDS

ANNUAL REPORT

DECEMBER 31, 2006

IMPORTANT NEWS: SEE PAGE 1

www.pearlfunds.com

PEARL FUNDS

2610 Park Avenue PO Box 209 Muscatine IA 52761
866-747-9030 (toll-free) or 563-288-2773
Fax: 563-288-4101
E-mail: info@pearlfunds.com

PEARL MUTUAL FUNDS

PFTRX – Pearl Total Return Fund	PFAGX – Pearl Aggressive Growth Fund

2006 Annual Report

Page

IMPORTANT NEWS	1

Performance Review	2 - 3

Investment Strategy	3 - 5

Pearl Total Return Fund Overview	6 - 8

Pearl Aggressive Growth Fund Overview	9 - 11

Understanding Your Expenses	12 - 13

General Information	13 - 15

Trustees and Officers	16 - 18

Board Approval of the Existing Advisory Agreement	19 - 22

Report of Independent Registered Public Accounting Firm	23

Pearl Total Return Fund Financial Statements	24 - 26

Pearl Aggressive Growth Fund Financial Statements	27 - 29

Notes to Financial Statements	30 - 31

Pearl Total Return Fund Financial Highlights	32

Pearl Aggressive Growth Fund Financial Highlights	33

Investment Management Team

Pearl Mutual Funds’ Manager is Pearl Management Company. The Manager’s Investment Committee manages each Fund’s portfolio. The Investment Committee consists of:

Robert H. Solt, President and Chief Executive Officer

David M. Stanley, Senior Counsel

Richard R. Phillips, Vice President

Research and analysis for the Investment Committee is also provided by other staff persons.

Information on the entire Pearl Management Company staff is on pages 16-18. For more information, go to www.pearlfunds.com – pages on Management and Real, Live People.

E-mail: info@pearlfunds.com	866-747-9030 (Toll-Free)	563-288-2773	Fax: 563-288-4101	www.pearlfunds.com

Board of Trustees

JOHN W. AXEL

JEFFREY R. BOEYINK

DOUGLAS B. CODER

DR. DAVID N. DEJONG

DAVID L. EVANS

CHARLES W. LARSON, JR.

ROBERT H. SOLT

DAVID M. STANLEY

DR. JAMES P. STEIN

Chairman of the Board

DR. JAMES P. STEIN

President

ROBERT H. SOLT

Senior Counsel

DAVID M. STANLEY

Vice President

RICHARD R. PHILLIPS

Portfolio Management Associate

KAREN M. BROOKHART

Compliance Associate

PEGGY A. CHERRIER

SHAREHOLDER SERVICES REPRESENTATIVE

CHRISTOPHER S. INGSTAD

Transfer Agent Representative

JACQUELINE M. JANOWSKI

Controller

RENATA R. LAMAR

Chief Compliance Officer

ANTHONY J. TOOHILL

February 22, 2007

NEWS FOR PEARL SHAREHOLDERS:

•	Pearl Total Return Fund gained 20.67% during 2006 — outperforming all 3 comparison indexes. See page 2 for comparison indexes’ performance.

•	Pearl Aggressive Growth Fund gained 22.10% during 2006 — outperforming all 3 comparison indexes.

•

Pearl Total Return Fund has outperformed the S&P 500 Index for 8 straight years — each year from 1999 through 2006. According to a Wall Street Journal article (1-4-07, “Honor Roll of Market-Beating Funds”), Pearl Total Return Fund is one of 43 U.S. mutual funds that have the longest active streak of annually beating the S&P 500 (8 years, 1999-2006). See page 2. Pearl Aggressive Growth Fund likewise has outperformed the S&P 500 for each of the 5  1/2 years since this Fund began operations.

•

For the 5 years through December 31, 2006, Pearl Total Return Fund was up 90.49% and Pearl Aggressive Growth Fund was up 114.95%. Both Funds outperformed all 3 comparison indexes: Dow Jones Wilshire 5000 up 44.57%, MSCI World up 60.82%, and S&P 500 up 35.05%.

•	Pearl Total Return Fund outperformed all 3 comparison indexes during the 1, 3, 5, and 10 years through December 31, 2006.

•	Pearl Aggressive Growth Fund outperformed all 3 comparison indexes during the 1, 3, and 5 years, plus the 5 1/2 years since this Fund’s inception, through December 31, 2006.

•	All Pearl Funds performance figures are net: after deducting all expenses of each Fund and all expenses of all the mutual funds in its portfolio.

•

Both Pearl Funds are no-load — no sales charge, commission, or redemption fee (except a 2% fee on sale of shares owned 30 days or less). Both Funds continued making all investments on a no-load basis in 2006.

Please consider everything in this report and in the Prospectus. Figures above are not annualized. Past performance does not guarantee future results.

Thank you for your confidence in Pearl Mutual Funds.

You are invited to visit our Website at www.pearlfunds.com.

Please call, e-mail, fax, or write to us. We are here to help you.

Sincerely,

YOUR INVESTMENT MANAGEMENT TEAM:

Robert H. Solt	David M. Stanley	Richard R. Phillips

PEARL MUTUAL FUNDS

Performance Review as of December 31, 2006

2006 Performance. Total Returns of Pearl Total Return Fund, Pearl Aggressive Growth Fund, and the Funds’ Comparison Indexes:*

For the year ended 12-31-06:
Pearl Total Return Fund	+ 20.67%
Pearl Aggressive Growth Fund	+ 22.10%
Dow Jones Wilshire 5000 (Full Cap)	+ 15.97%
MSCI World Index	+ 20.07%
Standard & Poor’s 500 Index	+ 15.79%

*	All total returns include dividends reinvested. Pearl Funds’ total returns are net – after deduction of all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction for expenses (fees, transaction costs, etc.) Pearl Funds’ total returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks. See Page 15 for a description of each index.

Pearl Total Return Fund has outperformed the S&P 500 Index for 8 straight years — each year from 1999 through 2006. Pearl Aggressive Growth Fund likewise has outperformed the S&P 500 for each of the 5  1/2 years since this Fund began operations.

According to a Wall Street Journal article (1-4-07, “Honor Roll of Market-Beating Funds”), Pearl Total Return Fund is one of 43 U.S. mutual funds that have the longest active streak of annually beating the S&P 500 Index (8 years,1999-2006). The information in the Wall Street Journal article was based on an analysis performed by Morningstar Inc. at the Wall Street Journal’s request. Bond funds, convertible-bond funds, and funds that invest exclusively overseas were not included. Pearl Mutual Funds and Pearl Management Company (the Funds’ Manager) cannot guarantee the accuracy or completeness of any statement or numerical data in the Wall Street Journal article.

2006 Performance Factors. We believe Pearl Total Return Fund’s and Pearl Aggressive Growth Fund’s comparative performance and total return during 2006 were affected by many factors, including each Fund’s investment strategy and decisions by the Funds’ Manager, Pearl Management Company. These factors include:

•	U.S. and global stock markets had strong gains during 2006 despite a sharp correction in May and June.

•

U.S. value-style stocks continued to lead U.S. growth-style stocks during 2006. Morningstar U.S. Value Index was up 24.10% while Morningstar Growth Index was up only 6.83%. U.S. small-capitalization stocks (17.05%) outperformed large-cap (15.91%) and mid-cap stocks (14.32%) in 2006. Overall, foreign stocks performed better than U.S. stocks during 2006. Foreign small-to-mid-cap stocks continued to outperform foreign large-cap stocks. We believe these trends were helpful for both Pearl Total Return Fund and Pearl Aggressive Growth Fund.

•

During 2006, a majority of Pearl Total Return Fund’s investments were in relatively conservative mutual funds with below-average risk records, a slight value-to-blend-style emphasis, and a tilt toward small-cap and mid-cap stocks. The Fund invested globally through mutual funds holding U.S. or foreign securities or both. The Fund held only one pure bond fund, plus a balanced fund which held some fixed-income investments. The Fund was 84-92% invested in equity funds throughout 2006. The Fund also held indirect investments in bonds and cash through the mutual funds in its portfolio (see page 4). We believe these decisions helped performance. The Fund’s partial defensive position slightly reduced performance during rising market periods but was helpful during weak market periods; overall, we believe it reduced risk without significantly slowing performance (see page 8). Pearl Total Return Fund’s small-and-mid-cap and foreign stock positions both helped significantly. The Fund’s value emphasis helped the performance of its investments in mutual funds holding U.S. stocks.

•

Pearl Aggressive Growth Fund had a similar small-to-mid-cap leaning and foreign stock emphasis. Both of these priorities contributed to the Fund’s outperformance of the comparison indexes in 2006. Pearl Aggressive Growth Fund had a growth-to-blend-style emphasis and large investment in emerging markets funds; these factors hurt its performance in the May-June correction but helped its overall performance for the year 2006. As its investment strategy requires, this Fund is always fully invested (95% or more) in equity mutual funds.

•

Both Funds owned shares of some mutual funds that are closed to new investors, and were able to make no-load purchases of some mutual funds that would require most investors to pay a sales charge. Both factors helped performance of both Funds. See page 4.

•

Both Pearl Funds did not pay any sales charge, commission, or redemption fee. Both Funds made all their investments on a no-load basis. See “No-Load Investing” below. This helped both Funds control costs and helped their performance.

•

Pearl Management Company, the Funds’ Manager, continues to research, analyze, and evaluate data on many mutual funds, categories of funds, and global stock markets. We believe this work helps our allocation decisions and selection of mutual funds.

•

All Trustees, Officers, and employees of Pearl Funds and Pearl Management Company are Pearl Funds shareholders. This group, plus Pearl Management Company and its shareholders, own more than $10 million of Pearl Funds shares. We believe this large investment gives all Pearl decision-makers and managers a shared interest with all our shareholders — and a strong incentive to make the Funds’ performance their top priority.

Investment Strategy

Pearl Total Return Fund is a diversified fund of funds that seeks long-term total return by being primarily invested (80% or more of net assets) in equity mutual funds, except when Pearl Management Company believes a lower percentage is justified by high risks affecting stock markets. This Fund seeks to limit shareholders’ risk by frequently holding a modest defensive position and by selecting some mutual funds that have demonstrated relatively lower volatility.

Pearl Aggressive Growth Fund is a diversified fund of funds that seeks long-term aggressive growth of capital by being fully invested (95% or more) in equity mutual funds at all times.

“Equity mutual funds” means funds whose objective is growth or capital appreciation, including funds that invest in U.S. or foreign securities or both.

Long-Term Investing, Not Trading. Both Pearl Funds are long-term investors, not short-term traders. Your Investment Management Team is always ready to change investments when we believe this is in our shareholders’ interest, but we work to avoid excessive portfolio turnover.

We are pleased that both Funds’ portfolio turnover during 2006 was low: 15% for Pearl Total Return Fund and 24% for Pearl Aggressive Growth Fund.

No-Load Investing. No Transaction Costs. Each Pearl Fund is a no-load investor, seeking to prevent all transaction costs for you and all our shareholders. Each Fund can invest only in no-load (no sales charge, no redemption fee), load-waived (no-load due to large purchases), or low-load

(sales load and redemption fee together must not exceed 2%) mutual funds. The Funds also can invest in closed-end funds but have not yet done so. The Funds do not impose any distribution fee (12b-1 fee). Some mutual funds in which the Funds may invest may impose a 12b-1 fee.

Both Funds seek to avoid all transaction costs — no sales charges, no commissions, no redemption fees — and both Funds did avoid them again in 2006.

Pearl Aggressive Growth Fund has never paid any sales charge, commission, or redemption fee. All of its investments to date were made on a no-load basis.

Pearl Total Return Fund has not paid any sales charge, commission, or redemption fee since 1998. All of its investments in the years 1999 through 2006 were made on a no-load basis.

Access to Many Funds. Both Funds’ investments in most mutual funds are generally large enough to take advantage of sales load waivers on large purchases. Thus, both Pearl Funds are able to select no-load investments from a very wide range of funds — even though many of those funds would require most investors to pay a sales charge.

Another potential benefit to Pearl Funds shareholders is that both Funds own shares of some mutual funds that are closed to most new investors. At December 31, 2006: Pearl Total Return Fund held 11 equity mutual funds and 7 of them were no longer open to new investors. These funds comprised 69% of Total Return Fund’s total assets. Of the 13 equity funds held by Pearl Aggressive Growth Fund, 4 were closed to new investors. These funds comprised 32% of this Fund’s total assets.

Investments. At December 31, 2006, 92.2% of Pearl Total Return Fund’s total assets were invested in a diversified group of equity mutual funds, 4.1% in a high-quality bond fund, and 3.7% in cash. Nearly all of the cash was held in high-yielding money market funds.

At December 31, 2006, 98.8% of Pearl Aggressive Growth Fund’s total assets were invested in a diversified group of equity mutual funds, and 1.2% in cash (mostly money market funds).

A more precise way to measure each Fund’s asset allocation is its investment portfolio asset breakdown, which counts each Fund’s indirect investments through the mutual funds held in its portfolio, using recent information on the portfolio assets of those mutual funds. Based on the Funds’ portfolio holdings at December 31, 2006, each Fund’s investment portfolio asset breakdown was:

	Total Return Fund		Aggressive Growth Fund
	(as a percentage of total assets)
Total Stocks		79.0%		92.3%
U.S. Stocks	26.0%		31.1%
Foreign Stocks	53.0%		61.2%
Bonds		3.8%		0.1%
Cash		14.0%		5.9%
Other		3.2%		1.7%

For example, Pearl Total Return Fund’s direct cash position was 3.7%, but it indirectly held 14.0% cash when the varying amounts of cash held by the mutual funds in this Fund’s portfolio were added.

Each Fund’s asset allocation varies when the Fund changes its investments in mutual funds and when those funds change their investments.

Investments of both Funds as of December 31, 2006 are listed in the financial statements at pages 24 and 27. The most recent month-end portfolio holdings are available at www.pearlfunds.com.

Top 5 Mutual Fund Portfolio Holdings at December 31, 2006 (as a percentage of total assets):

Pearl Total Return Fund:
Oakmark International Small Cap, Class I	23.11%
First Eagle Overseas Fund, Class I	18.06%
Kinetics Paradigm Fund	9.34%
LSV Value Equity Fund	7.22%
Keeley Small Cap Value Fund	6.84%
Pearl Aggressive Growth Fund:
Artisan International Small Cap, Inv. Class	15.87%
T. Rowe Price Emerging Eur. & Med.	11.33%
Matthews Pacific Tiger Fund	10.80%
Thornburg Core Growth Fund, Class I	10.63%
US Global Eastern European Fund	9.99%

Portfolio investments are subject to change at any time without notice, and changes have been made since December 31, 2006. Each Fund’s portfolio holdings will be at least slightly different, and may be significantly different, by the time you read this report.

Current Investment Outlook. As always, we must evaluate many positive and negative factors that may affect U.S. and global stock markets. This outlook is written on February 22, 2007:

We believe the positive factors now include the likelihood that the Federal Reserve will not increase interest rates in 2007; interest rates, especially long-term rates, that are still relatively low; lower valuations of many stocks, especially U.S. large-cap stocks, in relation to earnings and dividends; the large amounts of cash on the sidelines, potentially available for investment; the historical trend of positive stock markets during the 3rd year of U.S. Presidential terms; and pessimism among investors and investment advisers (we use this as a contrary indicator; history shows that buying stocks is more likely to be profitable when there is widespread pessimism rather than optimism).

We believe major stock market risks include the age of this bull market, overvaluation of some categories of stocks, disappointment if the economic slowdown (housing, earnings, etc.) is worse than expected, Federal Reserve may move too slowly to reduce rates, higher inflation or inflation expectations, U.S. high consumer debt, low U.S. savings, U.S. budget and current accounts deficits, vulnerability to shocks (oil, terrorist attack, etc.), and panic by investors in a severe correction.

We believe total U.S. stock market risks remain high. However, we believe the reward/risk ratio is positive near-term (1-3 months), moderately positive intermediate-term (4-12 months), and moderately positive long-term. We believe foreign stock market risks are also high but the near-term, intermediate-term, and long-term reward/risk ratios are slightly better than for U.S. stock markets. We believe some of the emerging markets, especially in low-valuation and low-tax countries in Eastern Europe and Asia, offer special opportunities. As always, foreign markets have unique risks and opportunities.

Weighing these factors, Pearl Total Return Fund is now about 90% invested in equity mutual funds, including purchases in process. The Fund’s investments have a value-to-blend emphasis but also include a significant growth component, and have a continuing emphasis on foreign stock funds.

Pearl Aggressive Growth Fund continues to be fully invested (95% or more; now about 98%, including purchases in process) in equity mutual funds. In comparison with Total Return Fund, Aggressive Growth Fund’s portfolio as a whole is more volatile and holds more growth-style equity funds and emerging markets funds.

Both Pearl Funds hold a broad, diversified mixture of equity funds that hold small-cap, mid-cap, and large-cap stocks. Both funds have gradually increased their large-cap holdings but continue to be somewhat overweighted in small-cap and mid-cap stock funds.

We diligently seek to select appropriate mutual funds in view of changing market conditions and each Fund’s investment objective. Taking into account the opportunities and the risks, we believe each Pearl Fund’s current portfolio mix is appropriate for the current market environment.

Pearl Total Return Fund

Pearl Total Return Fund’s 10-Year Performance Record is summarized in this graph:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PEARL TOTAL RETURN FUND AND ITS COMPARISON INDEXES *

(as of 12-31 each year – with dividends reinvested)

*	The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

The value of an investment in Pearl Total Return Fund grew 90.49% during the last 5 years and 204.08% over the last 10 years (not annualized).

Pearl Total Return Fund outperformed the S&P 500 Index for 8 straight years — each year from 1999 through 2006. See page 2.

Performance of Pearl Total Return Fund and Comparison Indexes through 12-31-06:

	1 year	3 years	5 years	10 years
Average Annual Total Returns for periods ended 12-31-06 with dividends reinvested:
Pearl Total Return Fund	+20.67%	+16.29%	+13.76%	+11.76%
Dow Jones Wilshire 5000 (Full Cap)	+15.97%	+11.54%	+7.65%	+8.67%
MSCI World Index	+20.07%	+14.68%	+9.97%	+7.64%
Standard & Poor’s 500 Index	+15.79%	+10.44%	+6.19%	+8.42%

See Page 15 for a description of each index.

Did you know?

All performance and total return figures for each Pearl Fund are net — after deduction of all expenses (all fees, transaction costs, etc.) — including all expenses of each Pearl Fund and all expenses of all the mutual funds in its portfolio. In contrast, the total returns of indexes do not reflect any deduction for expenses.

Pearl Total Return Fund

Risk-Adjusted Total Return. Pearl Total Return Fund seeks to outperform the 3 comparison indexes on a long-term risk-adjusted total return basis. Two factors should be considered together in assessing a mutual fund’s performance: its total return and its risk. Therefore, we measure your Fund’s total return in relation to the risk (volatility) it incurred, and then we compare the risk-adjusted total returns of the Fund and the 3 benchmark indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) — and therefore the risk — of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. To minimize risk, a low standard deviation is desirable.

Standard Deviations of Pearl Total Return Fund and Comparison Indexes through 12-31-06:

3 years
Annualized Standard Deviations:
Pearl Total Return Fund	7.91%
Dow Jones Wilshire 5000 (Full Cap)	7.78%
MSCI World Index	7.75%
Standard & Poor’s 500 Index	6.92%

See page 15 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Total Return Fund and Comparison Indexes through 12-31-06:

3 years
Sharpe Ratios:
Pearl Total Return Fund	+ 1.56
Dow Jones Wilshire 5000 (Full Cap)	+ 1.04
MSCI World Index	+ 1.41
Standard & Poor’s 500 Index	+ 1.02

See page 15 for a description of each index.

Pearl Total Return Fund’s risk-adjusted performance was better than all 3 comparison indexes during the past 3 years through December 31, 2006.

Did you know?

We are shareholders too! All Trustees, Officers, and employees of Pearl Mutual Funds and Pearl Management Company are Pearl Funds shareholders. This group, plus Pearl Management Company and its shareholders, own more than $10 million of Pearl Funds shares. We eat our own cooking! If your Pearl Funds investment grows or declines, so does ours!

Pearl Management Company, the Funds’ Manager, receives compensation only from Pearl Mutual Funds — and does not receive any compensation for managing any other mutual fund or separate account. Our single focus helps us to avoid conflicts of interest and give Pearl shareholders the top-priority service you deserve.

Pearl Total Return Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Total Return Fund had a + 20.67% total return for the year ended December 31, 2006 – and outperformed all 3 comparison indexes.

•	Your Fund has outperformed the S&P 500 Index for 8 straight years — each year from 1999 through 2006. See page 2.

•	During the 5 years through 12-31-06, Pearl Total Return Fund was up 90.49% while the 3 comparison indexes were up 46.81% on average (not annualized). See page 1.

•

Your Fund outperformed all 3 comparison indexes during the last 1, 3, 5, and 10 years through 12-31-06. We believe this outperformance is significant because it was achieved during generally rising stock markets, while at all times this Fund had a risk-reducing partial defensive position. Usually less than 80% of the Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio. The 3 benchmarks are pure stock indexes that are always 100% in stocks. See page 4.

•	Pearl Total Return Fund’s risk-adjusted total return outperformed all 3 comparison indexes during the last 3 years ended 12-31-06. See page 7.

•	Your Fund’s total return was + 20.67% in 2006, + 11.55% in 2005, + 16.83% in 2004, + 35.73% in 2003,- 10.75% in 2002, + 3.13% in 2001, + 1.56% in 2000, + 26.99% in 1999.

•	During the 3-year bear market (2000-2002), Pearl Total Return Fund had 2 up years and only 1 down year. For that 3-year period, your Fund was down only (6.52%) (not annualized).

Expenses. Pearl Total Return Fund’s total net expenses, after reimbursement by the Manager (see page 14), were 0.98% of the Fund’s average net assets during the 12 months ended 12-31-06. We believe this Fund’s 0.98% expense ratio is one of the lowest for all funds of its type (actively-managed independent fund of funds) in the U.S.

Net Asset Value and Dividend. Pearl Total Return Fund’s net asset value per share increased 20.67% in 2006. The $17.05 net asset value at 12-31-06 was then reduced to $15.35 by payment of the year-end dividend of $1.7003 per share. This dividend included $.3421 income dividend, $.0161 short-term capital gains dividend, and $1.3421 long-term capital gains dividend. The dividend did not change the Fund’s total return. This Fund seeks long-term total return, not current income.

Net Asset Value per share, December 31, 2005 (ex-dividend)	$14.13
Total return, year 2006 (+ 20.67%)	+2.92

Net Asset Value per share, December 31, 2006 (before dividend)	17.05
Dividend, including capital gains ($1.7003, rounded to whole cent)	- 1.70

Net Asset Value per share, December 31, 2006 (ex-dividend)	$15.35

In January we mailed your Shareholder Account Statement showing your 2006 year-end dividend and the total value of your Pearl Total Return Fund shares at year-end. Most shareholders reinvested this dividend as of December 31 to buy more Fund shares at the ex-dividend net asset value of $15.35 per share. We also mailed to you a Tax Form 1099-DIV for your 2006 year-end dividend. (However, you did not receive a 1099-DIV if your dividend was less than $10.)

Net Assets of this Fund increased from $88,158,906 at 12-31-05 to $106,712,205 at 12-31-06.

Pearl Aggressive Growth Fund

Pearl Aggressive Growth Fund’s Performance Record for the 5  1/2 years since its inception is summarized in this graph:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PEARL AGGRESSIVE GROWTH FUND AND ITS COMPARISON INDEXES *

(as of 12-31 each year, from 7-2-01 inception – with dividends reinvested)

*	The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

The value of an investment in Pearl Aggressive Growth Fund grew 114.95% during the last 5 years (not annualized) — and outperformed all 3 comparison indexes during the last 1, 3, and 5 years.

Pearl Aggressive Growth Fund has outperformed the S&P 500 Index for each of the 5  1/2 years since this Fund began operations on July 2, 2001. See page 2.

Performance of Pearl Aggressive Growth Fund and Comparison Indexes through 12-31-06:

	1 year	3 years	5 years	5 1/2 years (since inception)
Average Annual Total Returns for periods ended 12-31-06 with dividends reinvested:
Pearl Aggressive Growth Fund	+22.10%	+19.22%	+16.54%	+15.05%
Dow Jones Wilshire 5000 (Full Cap)	+15.97%	+11.54%	+7.65%	+5.84%
MSCI World Index	+20.07%	+14.68%	+9.97%	+8.10%
Standard & Poor’s 500 Index	+15.79%	+10.44%	+6.19%	+2.71%

See page 15 for a description of each index.

Did you know?

Current performance, daily prices (net asset value), and month-end portfolio holdings of both Pearl Funds are available at www.pearlfunds.com.

Pearl Aggressive Growth Fund

Risk-Adjusted Total Return. Even though Pearl Aggressive Growth Fund is not as focused as Pearl Total Return Fund on risk-adjusted total return, it is useful to measure Pearl Aggressive Growth Fund’s total return in relation to the risk (volatility) it incurred. Then we compare the risk-adjusted total returns of the Fund and the 3 benchmark indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) – and therefore the risk – of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. To minimize risk, a low standard deviation is desirable. However, an aggressive growth fund by its nature will be more risky than a more conservative fund.

Standard Deviations of Pearl Aggressive Growth Fund and Comparison Indexes through 12-31-06:

3 Years
Annualized Standard Deviations:
Pearl Aggressive Growth Fund	12.70%
Dow Jones Wilshire 5000 (Full Cap)	7.78%
MSCI World Index	7.75%
Standard & Poor’s 500 Index	6.92%

See page 15 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Aggressive Growth Fund and Comparison Indexes through 12-31-06:

3 Years
Sharpe Ratios:
Pearl Aggressive Growth Fund	+ 1.21
Dow Jones Wilshire 5000 (Full Cap)	+ 1.04
MSCI World Index	+ 1.41
Standard & Poor’s 500 Index	+ 1.02

See page 15 for a description of each index.

Pearl Aggressive Growth Fund’s risk-adjusted performance was better than 2 of its 3 comparison indexes during the past 3 years through December 31, 2006.

Did you know?

We avoid transaction costs.

Pearl Aggressive Growth Fund has never paid — and Pearl Total Return Fund has not paid since 1998 — any sales charge, commission, or redemption fee.

Pearl Aggressive Growth Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Aggressive Growth Fund had a + 22.10% total return for the year ended December 31, 2006 — and outperformed all 3 comparison indexes.

•	Pearl Aggressive Growth Fund has outperformed the S&P 500 Index for each of the 5 1/2 years since this Fund began operations on July 2, 2001.

•	During its first 5 1/2 years though December 31, 2006, Pearl Aggressive Growth Fund was up 116.24% while the 3 benchmark indexes were up 35.30% on average (not annualized).

•

Your Fund outperformed all 3 comparison indexes during the last 1, 3, and 5 years through 12-31-06, plus the 5  1/2 years since this Fund’s inception. We believe this outperformance is significant because it was achieved during generally rising stock markets, while this Fund was never 100% invested in stocks. Usually less than 95% of the Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio. The 3 benchmarks are pure stock indexes that are always 100% in stocks. See page 4.

•	Pearl Aggressive Growth Fund’s risk-adjusted total return outperformed 2 of the 3 comparison indexes during the last 3 years ended 12-31-06. See page 10.

•	Your Fund’s total return was + 22.10% in 2006, + 18.01% in 2005, + 17.60% in 2004, + 53.36% in 2003,- 17.27% in 2002, and + 0.60% in the last six months of 2001.

Expenses. Pearl Aggressive Growth Fund’s total net expenses, after reimbursement by the Manager (see page 14), were 0.98% of the Fund’s average net assets during the 12 months ended 12-31-06. We believe this Fund’s 0.98% expense ratio is one of the lowest for all funds of its type (actively-managed independent fund of funds) in the U.S.

Net Asset Value and Dividend. Pearl Aggressive Growth Fund’s net asset value per share increased 22.10% in 2006. The $16.48 net asset value at 12-31-06 was then reduced to $14.48 by payment of the year-end dividend of $2.0029 per share. This dividend included $.3513 income dividend, $.1101 short-term capital gains dividend, and $1.5415 long-term capital gains dividend. The dividend did not change the Fund’s total return. This Fund seeks long-term aggressive growth of capital, not current income.

Net Asset Value per share, December 31, 2005 (ex-dividend)	$13.50
Total return, year 2006 (+ 22.10%)	+2.98

Net Asset Value per share, December 31, 2006 (before dividend)	16.48
Dividend, including capital gains ($2.0029, rounded to whole cent)	- 2.00

Net Asset Value per share, December 31, 2006 (ex-dividend)	$14.48

In January we mailed your Shareholder Account Statement showing your 2006 year-end dividend and the total value of your Pearl Aggressive Growth Fund shares at year-end. Most shareholders reinvested this dividend as of December 31 to buy more Fund shares at the ex-dividend net asset value of $14.48 per share. We also mailed to you a Tax Form 1099-DIV for your 2006 year-end dividend. (However, you did not receive a 1099-DIV if your dividend was less than $10.)

Net Assets of this Fund increased from $34,369,568 at 12-31-05 to $47,872,481 at 12-31-06.

Understanding Your Expenses

Pearl Total Return Fund and Pearl Aggressive Growth Fund, December 31, 2006

As a mutual fund shareholder, you may incur two types of costs. There may be transaction costs, which generally include sales charges (loads) on purchases and may include redemption or exchange fees. Both Pearl Funds have no load, sales charge, exchange fee, or redemption fee – except that to help protect long-term shareholders and discourage frequent trading of Fund shares, a 2% redemption fee is charged if a shareholder sells shares owned for 30 days or less. There are also continuing costs, which generally include investment advisory fees and other fund expenses, and may include Rule 12b-1 distribution fees. Both Pearl Funds do not impose any 12b-1 fee. Some of the mutual funds in which Pearl Funds invest may impose 12b-1 fees. The information on this page is intended to help you understand your ongoing costs of investing in Pearl Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses. To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each Pearl Fund during the reporting period. The information in the table below is based on an initial investment of $1,000, which is invested at the beginning of the 6-months reporting period and held for the entire period. Expense information is calculated two ways; each method provides you with different information. The amount in the “actual” column is calculated using each Pearl Fund’s actual operating expenses and total return. The amount in the “hypothetical” column assumes that the return each year is 5% before expenses, and uses the Fund’s actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” for details on using the hypothetical data.

Estimating Your Actual Expenses. To estimate the expenses that you paid over the 6-months period, first you will need your account balance at the end of the period. Check your Shareholder Account Statement for this information.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.	In the “Expenses paid during the period” section of the table, locate the amount for your Fund.

You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2006 through December 31, 2006 (6 months):

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Pearl Total Return Fund	1,000.00	1,000.00	1,114.40	1,025.00	5.22	5.00	0.98%
Pearl Aggressive Growth Fund	1,000.00	1,000.00	1,172.32	1,025.00	5.37	5.00	0.98%

Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.

Limit on Expenses of Pearl Funds. Pearl Management Company, the Funds’ Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including management and administrative fees) exceeding these expense ratios: 0.98% of a Fund’s average net assets up to $100 million and 0.78% in excess of $100 million. This expense limit, and the Manager’s reimbursement of expenses that exceed the expense limit, lower the expense ratio and increase each Fund’s total return. See page 14 for more information.

Compare with Other Funds. Since all mutual funds are required to include the same hypothetical calculations of expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in each Pearl Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight only the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees, which may be incurred by shareholders of other funds.

Pearl Funds are No-load. It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in your Fund. As a Pearl Funds shareholder, you do not incur any transaction costs, such as sales charges, exchange fees, or redemption fees (except a 2% redemption fee if you sell shares owned for 30 days or less). The hypothetical example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning other mutual funds whose shareholders may incur transaction costs.

Each Pearl Fund is a Fund of Funds. This should be kept in mind when comparing with other funds. Both Pearl Funds invested substantially all of their assets in other mutual funds throughout the reporting period. Thus, in addition to the Pearl Funds’ expenses shown in the table above, Pearl Funds shareholders also indirectly paid a proportional share of the expenses of the portfolio mutual funds in which the Pearl Funds were invested. However, there were no transaction costs for Pearl Funds’ investments in other mutual funds. Each Pearl Fund did not pay any transaction cost, such as sales charges or redemption or exchange fees, during the reporting period. Also, all Pearl Funds performance and total return figures are net – after deduction of all expenses of each Pearl Fund and all expenses of all the mutual funds in its portfolio.

General Information

This report is provided for the shareholders of Pearl Mutual Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Before investing, an investor should read the Prospectus and carefully consider a Fund’s objectives, risks, charges, and expenses. To obtain a Prospectus containing this and other information, please visit our Website at www.pearlfunds.com or call toll-free 866-747-9030.

Pearl Funds shares are available to residents of 42 states and the District of Columbia. Please go to www.pearlfunds.com or call toll-free 866-747-9030 to determine whether Fund shares are available in your state. This report is not an offer of or a solicitation of an offer to buy either Fund, nor shall either Fund be offered or sold to any person, in any jurisdiction in which the offer, solicitation, purchase, or sale would be unlawful under its securities laws. The Funds are offered only to residents of the United States.

We Invite and Welcome Your Calls. A real, live person will talk with you – promptly. You will know the full name of the person you talk with. He or she will be one of our Officers or key Staff persons. You will get a straight answer. If we don’t know the answer, we will find it and get back to you quickly.

If we break this promise, tell us and you will receive our personal apology. 866-747-9030 (toll-free).

We Also Invite You to E-mail, Fax, or Write to Us:

E-mail to info@pearlfunds.com

Fax to 563-288-4101

Write to Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

You May Send a Message to the Funds’ Board of Trustees on any subject. Send your message to the Pearl office, addressed to the Board of Trustees. We will promptly send it to all of the Trustees.

Communications Invited on Accounting and Auditing. Any person may communicate, confidentially and anonymously, any concerns regarding accounting or auditing matters to David L. Evans, Chairman of the Audit Committee of Pearl Mutual Funds, by either of these two means:

1.	Mail to 32500 El Diente Court, Evergreen, CO 80439 (preferred method)

2.	Telephone to 303-679-9689

Limit on Expenses. Pearl Management Company, the Funds’ Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including all management, advisory, and administrative fees) exceeding these expense ratios: 0.98% of a Fund’s average net assets up to $100 million and 0.78% in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit. This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Manager’s reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Performance is historical and does not guarantee future results. Investment return and principal value of an investment in each Pearl Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Performance changes over time and may be materially different by the time you read this report. For recent information on performance, prices, and portfolio holdings, go to www.pearlfunds.com or call toll-free 866-747-9030.

All investments involve risk. Even though Pearl Total Return Fund and Pearl Aggressive Growth Fund each invest in many mutual funds, that investment strategy cannot eliminate risk.

Many factors affect risks of mutual funds that invest in various kinds of stocks. For example:

Stocks of small and mid-sized companies may be more volatile or less liquid than stocks of larger companies. Smaller companies may have a shorter history of operations, may not have the ability to raise capital as easily as large companies, and may have a less diversified product line, making them more susceptible to market pressure.

Value stocks include stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued. Growth stocks are stocks of companies believed to have above-average potential for growth of revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Investments in foreign securities involve risks, including currency fluctuation, different regulation, accounting standards, trading practices, levels of available information, generally higher transaction costs, and political risks. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Total return means total growth of the investment, with all dividends (including capital gains dividends) reinvested.

Privacy Policy. Because we consider the preservation of your privacy a priority, Pearl Mutual Funds has adopted a privacy policy. You may view the privacy policy at www.pearlfunds.com (click the Privacy Policy page) or by calling toll-free 866-747-9030.

Disclosure of Portfolio Holdings. The Funds’ most recent month-end portfolio holdings are disclosed to the public on the Funds’ Website: www.pearlfunds.com. The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on Form N-Q, and for the half-year and full year on Form N-CSR. The Funds’ Forms N-Q and N-CSR are available on the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Votes by the Funds. A description of each Fund’s proxy voting policies and procedures and a record of each Fund’s proxy votes for the most recent 12-months period ended June 30 are available without charge at www.pearlfunds.com or by calling toll-free 866-747-9030, and are also available on the SEC’s Website at www.sec.gov.

Comparison Indexes. The Dow Jones Wilshire 5000 Composite Index (Full Cap), commonly referred to as Dow Jones Wilshire 5000 (Full Cap), is an unmanaged index that is market-capitalization weighted, includes all publicly-traded U.S. common stocks headquartered in the U.S. with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks. The MSCI World Index is an unmanaged index that is market-capitalization weighted and is generally representative of the performance of the global (including U.S. and international) market for common stocks. The Standard & Poor’s (S & P) 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S.

The Funds’ holdings are not identical to the indexes. Each Pearl Fund’s performance will not mirror the returns of any particular index. It is not possible to invest directly in an index. Trademarks and copyrights relating to the indexes are owned by: Dow Jones Wilshire 5000 (Full cap): Dow Jones Indexes and Wilshire Associates, Inc; MSCI World Index: Morgan Stanley Capital International; Standard & Poor’s 500 Index: The McGraw Hill Companies.

Other Information. Please consult your tax advisor regarding the tax consequences of owning shares of the Funds in your particular circumstances.

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund’s shares were not registered under the Securities Act of 1933 and only private sales were made. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

Trustees and Officers

The names and ages of the Trustees and Officers of Pearl Mutual Funds, the date each was first elected or appointed to office, and their principal business occupations and other public company directorships they have held during at least the last five years, are shown below. Each Trustee and Officer serves in that capacity for each of the two series of Pearl Mutual Funds: Pearl Total Return Fund and Pearl Aggressive Growth Fund.

Name and Age at 12-31-06	Positions Held with Both Funds	Date First Elected or Appointed to Office **	Principal Occupations during Past 5 Years	Other Public Company Directorships

Trustees who are “Interested Persons” of the Funds: *

Robert H. Solt, 39	President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, and Trustee	Feb. 2001

Pearl Management Company: Director since Feb.

2001; President and Chief Executive Officer since

May 2006; Chief Operating Officer, Chief Financial

Officer, and Treasurer since June 2001; Executive

Vice President and Secretary, June 2001 to April

2006; and Vice President, Feb. 2001 to June 2001.

None.

David M. Stanley, 78	Senior Counsel, Chief Legal Officer, Secretary, and Trustee	July 1972

Pearl Management Company: Director since July

1972; Senior Counsel and Secretary since May

2006; Chief Legal Officer since Sept. 2004;

Chairman, President, and Chief Executive Officer,

July 1972 to April 2006. Midwest Management

Corporation (private investment company):

Chairman and Director.

None.

Trustees who are not “Interested Persons” of the Funds:

John W. Axel, 65	Trustee	Dec. 1974

Owner and Chief Executive Officer, Iowa

Companies, Inc. (holding company). President,

Environmental Services Inc. (waste hauling).

President, Perfect Pallet Co. (pallet manufacturer).

President, Earthcare Recycling, LLC.

None.

Jeffrey R. Boeyink, 44	Trustee	Oct. 1997	President since May 2006 and previously Executive Vice President, Iowans for Tax Relief, Tax Education Foundation, and Tax Education Support Organization (nonprofit public interest organizations).	None.

Douglas B. Coder, 70	Trustee	Dec. 1974

Owner, Coder Co. (business brokerage). Owner,

DBC Realty (investments). Former Chairman and

Director, Catalyst International (software). Director,

Chata Biosystems, Inc. (manufacturer of

pharmaceutical solutions).

None.

Dr. David N. DeJong, 43	Trustee	Dec. 1998	Professor of Economics, University of Pittsburgh.	None.

Name and Age at 12-31-06	Positions Held with Both Funds	Date First Elected or Appointed to Office **	Principal Occupations during Past 5 Years	Other Public Company Directorships

David L. Evans, 65	Trustee	June 1977	Owner and CEO, Evanwood Corporation (consulting) since Jan. 1992. Director, John Deere Receivables, Inc. (asset-backed securities). Chief Executive, Rose Creek Ridge, LLC (farming) since Aug. 2003.	None.

Charles W. Larson, Jr., 38	Trustee	Sept. 2006

Partner, Lincoln Strategies, since 2006. Major,

U.S. Army Reserves, since 1987. General

Counsel, The Esco Group (industrial electrical,

automation, software), 1999 to 2006. Iowa State

Senator, Jan. 2003 to Dec. 2006. Iowa State

Representative, Jan. 1992 to Dec. 2002.

None.

Dr. James P. Stein, 55	Chairman of the Board and Trustee	Oct. 2003	Chairman of Board of Directors and Director, Central Bancshares, Inc. Director, subsidiary banks of Central Bancshares, Inc. Doctor of Veterinary Medicine. Private investor.	None.

Other Officers of Pearl Mutual Funds:

Karen M. Brookhart, 35	Portfolio Management Associate	March 2002	Pearl Management Company: Portfolio Management Associate since Sept. 2004; Assistant Secretary March 2002 to Sept. 2004; Administrative Assistant Sept. 2001 to Sept. 2004.	None.

Peggy A. Cherrier, 54	Compliance Associate and Assistant Secretary	March 2001	Pearl Management Company: Compliance Associate since Sept. 2004; Assistant Secretary since Feb. 2001; Administrative Assistant Aug. 2000 to Sept. 2004.	None.

Christopher S. Ingstad, 26	Shareholder Services Representative	Aug. 2006	Pearl Management Company: Shareholder Services Director since Aug. 2006. Allsteel (office furniture): Financial Analyst, Mar. 2005 to Aug. 2006; Credit Analyst, April 2004 to Mar. 2005.	None.

Jacqueline M. Janowski, 39	Transfer Agent Representative	May 2006	Pearl Management Company: Transfer Agent Representative since May 2006; employee since March 2006. Bieri Trucking: dispatcher, bookkeeper, and compliance reporter, Aug. 1997 to Feb. 2006.

Renata R. LaMar, 42	Controller and Assistant Treasurer	March 2001	Pearl Management Company: Controller since Sept. 2004; Assistant Treasurer since Feb. 2001; Financial Administrator Feb. 2001 to Sept. 2004; Accountant Aug. 2000 to Feb. 2001.	None.

Richard R. Phillips, 53	Vice President	Sept. 2005

Pearl Management Company: Vice President since Aug. 2005; Assistant Secretary since May 2006; Consultant Nov. 2004 to July 2005. Vice

President, Secretary, General Counsel, Reynolds

Engineering (industrial equipment) since April

1998. Owner, Phillips Law Office, since April 1998. County Attorney of Muscatine County, Iowa, Nov. 1992 to Jan. 2003.

None.

Name and Age at 12-31-06	Positions Held with Both Funds	Date First Elected or Appointed to Office **	Principal Occupations during Past 5 Years	Other Public Company Directorships

Anthony J. Toohill, 30	Chief Compliance Officer	Aug. 2004

Pearl Mutual Funds: Chief Compliance Officer since Aug. 2004. Financial Principal since Sept. 2004, Stinnett & Associates (corporate accounting services). Accounting Supervisor, Financial and Operational Principal, and Internal Control Committee Co-Chair, Modern Woodmen of America (insurance and securities), Jan. 2003 to Aug. 2004. Audit Senior July 2000 to Jan. 2003,

Audit Staff July 1999 to July 2000, Deloitte & Touche LLP.

None.

*	Mr. Solt is an “Interested Person” of the Funds, as defined in the Investment Company Act of 1940, because he is an Executive Officer and a Director of the Manager. Mr. Stanley is an “Interested Person” of the Funds because he is an Executive Officer and a Director of the Manager.

**	Dates prior to June 2001 correspond to the date first elected or appointed as a Director or Officer of Mutual Selection Fund, Inc., the Funds’ predecessor.

The business address of the Trustees and Officers is: Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, Iowa 52761.

The Board of Trustees has overall responsibility for the affairs of Pearl Mutual Funds. Each Trustee serves for an indefinite term of unlimited duration until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or a successor, and until the election and qualification of his or her successor. The Board of Trustees may fill any vacancy provided that at least two-thirds of the Trustees have been elected by the shareholders. A Trustee may be removed, with or without cause, at any time by a vote of at least two-thirds of the Funds’ outstanding shares or by written instrument signed by at least two-thirds of the remaining Trustees.

The Board of Trustees elects or appoints the Officers of Pearl Mutual Funds annually. Each Officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Board of Trustees may remove any Officer, with or without cause, at any time.

Statement of Additional Information. The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. You may obtain a free copy of the Statement of Additional Information in any of these ways:

View (and print, if desired) the Statement of Additional Information at www.pearlfunds.com

Call toll-free 866-747-9030

E-mail to info@pearlfunds.com

Fax to 563-288-4101

Write to Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

Board Approval of the Existing Advisory Agreement

The Board of Trustees annually reviews and determines whether to approve the continuation of two contracts, the Investment Management Agreement (advisory agreement) and the Administrative Services Agreement (the “Agreements”) between Pearl Mutual Funds (the “Funds”) and Pearl Management Company (the “Manager”), the Funds’ investment adviser. These two Agreements govern all services provided by the Manager to the Funds and all compensation received by the Manager from the Funds.

The Contract Review Committee (the “Committee”) of the Board is comprised of all of the independent Trustees. The Committee meets on at least an annual basis and as otherwise necessary or advisable to review the Agreements and determines whether to recommend that the full Board approve the continuation of the Agreements for an additional term. After the Committee has made its recommendation, the full Board, including the independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the independent Trustees, considers matters bearing on the Agreements at most other meetings throughout the year and meets at least quarterly with the portfolio managers employed by the Manager.

The Committee and Board receive and consider all information which they or the Manager believe to be reasonably necessary for them to evaluate the Agreements and to determine whether the continuation of the Agreements should be approved. That information includes, among other items, all of these items listed in the Contract Review Committee Charter: (1) input from independent legal counsel regarding the responsibilities of the Committee and the Board in the decision-making process; (2) the Manager’s current Form ADV; (3) the Manager’s services, management, personnel, methods, facilities, and technology, and the Manager’s performance in any relevant areas; (4) The Manager’s investment performance, characterized relative to comparison indexes and other funds with similar investment objectives over short- and long-term investment horizons; (5) relevant provisions of the Agreements and the existing Expense Limit Agreement as modified or replaced from time to time; (6) disclosure of possible conflicts and problems, including any litigation, compliance matter, or other regulatory proceeding pending, threatened, or settled, involving or affecting the Manager or any Fund, any regulatory inquiry, any SEC examination, and shareholder complaints; (7) brokerage and portfolio transactions; (8) Fund expenses, including arrangements and structure of fees, compensation, and reimbursements to the Manager and its affiliates and including economies of scale and possible cost savings; (9) comparison with other public funds of funds and other equity funds regarding the total fee structure, including other financial provisions such as expense limit, brokerage or sales charge received by adviser, and 12b-1 fee; (10) profitability to the Manager and its affiliates, including the Manager’s financial condition and stability; (11) financial data showing the income and expenses of the Manager and its affiliates, by principal function and on a Fund-by-Fund basis, but the Committee in its discretion may waive the requirements for data by principal function and on a Fund-by-Fund basis if Pearl Mutual Funds is the Manager’s only significant client; (12) fallout benefits to the Manager and its affiliates; (13) compensation of the personnel of the Manager and its affiliates; and (14) the Manager’s business continuity and succession plans.

The Manager provides information in response to a detailed written request prepared by the Committee with the assistance of Bell, Boyd & Lloyd LLC, independent legal counsel to the Funds and to the independent Trustees.

Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from the Manager.

On December 1, 2006 the Board of Trustees most recently approved the continuation of the Agreements through January 31, 2008. The Board action followed Committee meetings held on September 14 and December 1, 2006.

In considering whether to approve the continuation of the Agreements, the Committee and the Board, including the independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors as he deemed appropriate. The Trustees considered the following matters in connection with their continuation of the Agreements.

Nature, Quality, and Extent of Services. The Trustees reviewed the nature, quality, and extent of the Manager’s services to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge gained from the Board’s regular meetings with Management on at least a quarterly basis. The Trustees also reviewed the Manager’s resources and facilities, and the education, experience, and number of key personnel, especially those who provide investment management services to the Funds. The Trustees considered the Manager’s research and decision-making processes, including methods adopted to ensure compliance with investment objectives, policies, and restrictions of the Funds. The Trustees also considered other services provided to the Funds by the Manager, such as managing the execution of portfolio transactions, providing support services for the Board and Board Committees, communicating with shareholders, overseeing the activities of other service providers, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Trustees considered the fact that Pearl Mutual Funds is the Manager’s only client that pays for investment advisory services and that neither the Manager nor any of its personnel receives compensation for managing any other portfolio, fund, or account, and the fact that the Manager also provides accounting services and certain other services without compensation to one private investment company and several nonprofit organizations and has done so since before the Funds were publicly offered.

The Trustees concluded that the nature and extent of the services provided by the Manager to each Fund are appropriate and consistent with the terms of the Agreements, that the quality of those services has been consistent with or superior to quality norms in the industry, and that the Funds are likely to benefit from the continued provision of those services. They also concluded that the Manager has appropriate personnel and procedures in place to assist the Funds with compliance matters. Overall, the Trustees concluded that the Manager has sufficient personnel, with appropriate education and experience, to serve the Funds effectively and has demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds. The Trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund’s performance with the performance of the Fund’s benchmarks (three comparison indexes) and with the performance of a list of 22 mutual funds selected by the Contract Review Committee for comparison in this contract review process. The Committee had determined that the list of 22 funds for comparison is representative and appropriate.

The Trustees noted that: Pearl Total Return Fund (PTRF) outperformed all three benchmarks for the year-to-date and the 3, 5, and 10 years ended September 30, 2006. Pearl Aggressive Growth Fund (PAGF) outperformed all three benchmarks for the 3 years, 5 years, and 5 1/4 years (since inception) ended September 30, 2006. PTRF outperformed all three benchmarks for the year-to-date and the 1, 3, 5, and 10 years through November 14, 2006. PAGF outperformed all three benchmarks for the year-to-date and the 1, 3, and 5 years (plus the more than 5 years since inception) through November 14, 2006.

They also noted that: For the 1-year period ended October 31, 2006, PTRF outperformed 16 of the 21 comparison funds selected by the Contract Review Committee for which 1-year total return was available and PAGF outperformed 19 of the 21 comparison funds. For the five-year period ended October 31, 2006, PTRF outperformed 17 of the 19 comparison funds for which 5-year total return was available and PAGF outperformed 18 of the 19 comparison funds.

The Trustees concluded that although past performance is not necessarily indicative of future results, the Funds’ performance record and investment process were important factors in the Trustees’ evaluation of the quality of services provided by the Manager under the Agreements.

Costs of Services and Profits Realized by the Manager. The Trustees examined and compared information provided by the Manager on fees and expenses of each Fund and the 22 funds on the comparison list selected by the Contract Review Committee. They considered that both the contractual rates of fees and the actual fees for the Funds under both Agreements were lower than 16 of the 22 funds on the Committee’s comparison list. The Trustees also considered that the expense ratio of each Fund was lower than 18 of the 22 funds on the comparison list.

The Trustees considered the benefits of the Expense Limit Agreement between the Manager and the Funds, which requires the Manager to reimburse each Fund for all ordinary operating expenses (including management and administrative fees) exceeding these expense ratios: 0.98% of a Fund’s average annual net assets up to $100 million and 0.78% of a Fund’s average annual net assets in excess of $100 million. The Trustees considered that when the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit. This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Trustees reviewed information on the profitability of the Manager in serving as each Fund’s investment adviser and manager, the profitability of the Manager and its affiliates in all of their relationships with each Fund, and an explanation of the methodology utilized in allocating various expenses among the Funds. The Trustees considered the methodology used by the Manager in determining compensation payable to portfolio managers and the very competitive environment for investment management talent. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by many factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the profitability of the Manager regarding each Fund in relation to the services rendered is reasonable. The Trustees considered the financial condition of the Manager, which they determined to be sound.

The Trustees concluded that the total fees payable by the Funds to the Manager are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees noted that the Funds do not pay any compensation to any affiliate of the Manager, and do not pay any compensation to the Manager except the fees as provided in the Agreements. The Trustees also concluded that the Funds’ estimated overall expense ratios, taking into account quality of services provided by the Manager and the investment performance of the Funds, are reasonable. The Trustees observed that the

Manager’s reimbursement of expenses that exceed the expense limit lowers the Funds’ expense ratios and increases the overall return to shareholders.

Economies of Scale. The Trustees noted that the fee schedule for each Fund (both for the investment management and advisory fee and the administrative services fee) contains two breakpoints that reduce the fee rate on net assets above specified levels. The Trustees received and discussed information concerning whether the Manager realizes economies of scale as a Fund’s assets increase. The Trustees concluded that the expense limit discussed above and the breakpoints in place are reasonably designed to allow the Funds and their shareholders to share in any economies of scale. The Trustees concluded that the fee schedule for each Fund currently in effect represents a reasonable sharing of economies of scale at current asset levels.

Other Benefits to the Manager. The Trustees considered benefits that may accrue to the Manager and its affiliates from their relationship with the Funds. The Trustees concluded that in addition to the services provided by the Manager and its affiliates and the fees payable by the Funds pursuant to the Agreements, the Funds and the Manager may potentially benefit from their relationship with each other in other ways. Recognizing that pursuant to the Agreements the Manager provides investment management, advisory, administrative, and transfer agency services to the Funds and receives compensation from the Funds for those services, the Trustees determined that this compensation is fair and reasonable. They also concluded that the Manager’s success could enhance its ability to serve the Funds.

After full consideration of the above factors as well as other factors that were instructive in analyzing the Agreements, the Trustees, including all of the independent Trustees who were present, concluded that the continuation of the Agreements was in the best interest of both Funds and their shareholders. On December 1, 2006, the Board continued the Agreements through January 31, 2008. The Board took this action by the affirmative votes of all of the six independent Trustees who were present at the meeting.

Deloitte & Touche LLP
111 S. Wacker Drive Chicago, IL 60606-4301 USA

Tel: +1 312 486 1000 Fax: +1 312 486 1486 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Pearl Mutual Funds

Muscatine, IA

We have audited the accompanying statements of net assets of Pearl Mutual Funds, including Pearl Total Return Fund and Pearl Aggressive Growth Fund (collectively, the “Funds”) as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended December 31, 2006, and financial highlights for the periods presented subsequent to December 31, 1998. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 1998 and 1997 were audited by other auditors whose report, dated February 22, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds at December 31, 2006, and the results of their operations, changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

February 21, 2007

Member of
Deloitte Touche Tohmatsu

PEARL TOTAL RETURN FUND

STATEMENT OF NET ASSETS

December 31, 2006

	Shares owned	% of net assets	Market value
ASSETS:
INVESTMENTS in mutual funds, all common stocks of unaffiliated issuers:
Equity mutual funds:
Dodge & Cox Balanced Fund	75,964	6.20%	$6,614,917
Dodge & Cox International Stock Fund	36,463	1.49%	1,591,991
Dodge & Cox Stock Fund	21,821	3.14%	3,348,722
First Eagle Overseas Fund, Class I	766,475	18.18%	19,376,496
Keeley Small Cap Value Fund	281,301	6.87%	7,336,337
Kinetics Paradigm Fund	389,153	9.39%	10,024,581
LSV Value Equity Fund	404,696	7.26%	7,745,884
Matthews Asian Growth and Income Fund	391,385	6.85%	7,311,077
Oakmark International Small Cap Fund, Class I	1,083,358	23.24%	24,798,062
Thornburg International Value Fund, Class I	198,747	5.40%	5,765,648
William Blair International Growth Fund, Class I	180,131	4.74%	5,061,689

TOTAL EQUITY MUTUAL FUNDS		92.76%	98,975,404

Income mutual funds:
PIMCO Total Return Fund, Institutional Class	421,918	4.10%	4,379,513

TOTAL INCOME MUTUAL FUNDS		4.10%	4,379,513

Money market mutual funds:
Vanguard Money Market Prime Fund	3,362,055	3.15%	3,362,055

TOTAL MONEY MARKET FUNDS		3.15%	3,362,055

TOTAL INVESTMENTS (cost $83,152,367, including reinvested dividends)		100.01%	106,716,972
Cash, including money market fund through custodian bank		0.54%	580,869
Receivable for PTRF shares sold		0.00%	1,500
Accrued interest		0.00%	1,776

TOTAL ASSETS		100.55%	107,301,117

LIABILITIES:
Dividend payable		0.47%	502,554
Investment manager’s fees payable (Note 5)		0.06%	68,942
Payable to manager for expenses of Fund (Note 5)		0.02%	16,441
Payable for shares redeemed		0.00%	975

TOTAL LIABILITIES		0.55%	588,912

NET ASSETS, applicable to 6,953,097 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	$106,712,205

NET ASSET VALUE — OFFERING AND REDEMPTION PRICE PER SHARE			$15.35

NET ASSETS CONSIST OF:
Capital			$83,147,600
Net unrealized appreciation in value of investments			23,564,605

TOTAL NET ASSETS			$106,712,205

See notes to financial statements.

PEARL TOTAL RETURN FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2006
INVESTMENT INCOME:
Income:
Dividends, ordinary income	$2,704,977
Interest on bank account, including money market fund dividends through custodian bank	395,926

TOTAL INVESTMENT INCOME	3,100,903
Expenses, current year (Note 5):
Investment management and administrative services fees (Note 5)	772,554
Associations	4,839
Auditors’ fees	38,387
Chief Compliance Officer compensation	13,689
Chief Compliance Officer expenses	754
Continuing education, Trustees	1,068
Custodian fees	7,634
Data processing	23,549
Trustees’ fees (Note 6)	79,071
Registration fees	30,869
Insurance	22,370
Legal fees	61,705
Meetings	6,628
Other	17,181

TOTAL EXPENSES BEFORE REIMBURSEMENT	1,080,298
Expenses reimbursed by investment manager (Note 5)	(130,815)

TOTAL EXPENSES	949,483

NET INVESTMENT INCOME (LOSS)	2,151,420
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains on investments (securities of unaffiliated issuers)	8,541,001
Change in net unrealized appreciation of investments	7,689,289

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	16,230,290

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,381,710

See notes to financial statements.

PEARL TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2006	Year Ended December 31, 2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$2,151,420	$1,320,176
Net realized gains on investments	8,541,001	7,214,770
Change in net unrealized appreciation of investments	7,689,289	618,502

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	18,381,710	9,153,448

FROM DIVIDENDS TO SHAREHOLDERS (Note 7):
Dividends from net investment income	(2,151,420)	(1,320,117)
Dividends from net realized gains	(8,541,001)	(7,214,831)

TOTAL DIVIDENDS	(10,692,421)	(8,534,948)

FROM CAPITAL SHARES TRANSACTIONS:
Proceeds received for shares sold (527,716 and 568,650 shares)	8,181,244	8,120,998
Net asset value of shares (663,904 and 582,706 shares) issued in reinvestment of dividends	10,190,930	8,233,629
Paid on redemption of shares (477,258 and 196,679 shares), including exchanges into Pearl Aggressive Growth Fund	(7,508,164)	(2,872,186)

INCREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS: (net increase of 714,362 and 954,677 shares)	10,864,010	13,482,441

TOTAL INCREASE IN NET ASSETS	18,553,299	14,100,941
NET ASSETS:
Beginning of period	88,158,906	74,057,965

End of period (including accumulated undistributed net investment income, $0 and $490, respectively)	$106,712,205	$88,158,906

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENT OF NET ASSETS

December 31, 2006

	Shares owned	% of net assets	Market value
ASSETS:
INVESTMENTS in mutual funds, all common stocks of unaffiliated issuers:
Equity mutual funds:
American Century International Opportunities Fund, Investor Class	148,983	2.87%	$1,372,129
Artisan International Small Cap Fund, Investor Class	350,332	15.97%	7,647,757
Brandywine Blue Fund	59,713	3.95%	1,892,900
Diamond Hill Large Cap Fund, Class I	184,120	6.31%	3,019,575
Fidelity Leveraged Company Stock Fund	108,069	6.54%	3,130,768
Goldman Sachs Growth & Income Fund	34,846	2.18%	1,042,253
Hartford Capital Appreciation Fund, Class Y	81,550	6.90%	3,302,787
Lazard Emerging Markets Fund	220,688	9.50%	4,546,176
Matthews Pacific Tiger Fund	219,543	10.87%	5,205,373
T. Rowe Price Emerging European Mediterranean Fund	168,254	11.40%	5,458,166
Thornburg Core Growth Fund I	281,521	10.70%	5,120,874
US Global Investors Eastern European Fund	105,868	10.06%	4,814,859
Wasatch Micro Cap Fund	161,654	2.24%	1,073,383

TOTAL EQUITY MUTUAL FUNDS		99.49%	47,627,000

Money market mutual fund:
Vanguard Money Market Prime Fund	6,978	0.01%	6,978

TOTAL INVESTMENTS (cost $39,222,352, including reinvested dividends)		99.50%	47,633,978
Cash, including money market fund through custodian bank		1.16%	553,062
Receivable for PAGF shares sold		0.00%	1,500
Accrued interest		0.00%	1,924

TOTAL ASSETS		100.66%	48,190,464

LIABILITIES:
Dividend payable		0.56%	269,279
Payable for shares redeemed		0.02%	10,644
Investment manager’s fees payable (Note 5)		0.07%	32,154
Payable to manager for expenses of Fund (Note 5)		0.01%	5,906

TOTAL LIABILITIES		0.66%	317,983

NET ASSETS, applicable to 3,307,018 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	$47,872,481

NET ASSET VALUE — OFFERING AND REDEMPTION PRICE PER SHARE			$14.48

NET ASSETS CONSIST OF:
Capital			$39,460,855
Net unrealized appreciation in value of investments			8,411,626

TOTAL NET ASSETS			$47,872,481

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2006
INVESTMENT INCOME:
Income:
Dividends, ordinary income	$1,401,286
Interest on bank account, including money market fund dividends through custodian bank	29,510

TOTAL INVESTMENT INCOME	1,430,796
Expenses, current year (Note 5):
Investment management and administrative services fees (Note 5)	344,829
Associations	2,133
Auditors’ fees	16,313
Chief Compliance Officer compensation	5,811
Chief Compliance Officer expenses	320
Continuing education, Trustees	469
Custodian fees	3,371
Data processing	10,183
Trustees’ fees (Note 6)	33,929
Registration fees	21,187
Insurance	8,721
Legal fees	26,390
Meetings	2,833
Other	7,574

TOTAL EXPENSES BEFORE REIMBURSEMENT	484,063
Expenses reimbursed by investment manager (Note 5)	(79,553)

TOTAL EXPENSES	404,510

NET INVESTMENT INCOME	1,026,286

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments (securities of unaffiliated issuers)	4,825,111
Change in net unrealized appreciation of investments	2,399,340

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	7,224,451

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,250,737

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2006	Year Ended December 31, 2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$1,026,286	$658,656
Net realized gains on investments	4,825,111	4,650,213
Change in net unrealized appreciation (depreciation) of investments	2,399,340	(91,647)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	8,250,737	5,217,222

FROM DIVIDENDS TO SHAREHOLDERS (Note 7):
Dividends from net investment income	(1,026,286)	(658,655)
Dividends from net realized gains	(4,825,110)	(4,650,213)

TOTAL DIVIDENDS	(5,851,396)	(5,308,868)

FROM CAPITAL SHARES TRANSACTIONS:
Proceeds received for shares sold (540,022 and 294,158 shares)	7,949,059	4,113,767
Net asset value of shares (385,511 and 372,756 shares) issued in reinvestment of dividends	5,582,199	5,032,211
Paid on redemption of shares (164,428 and 73,308 shares), including exchanges into Pearl Total Return Fund	(2,427,686)	(1,066,580)

INCREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS: (net increase of 761,105 and 593,606 shares)	11,103,572	8,079,398

TOTAL INCREASE IN NET ASSETS	13,502,913	7,987,752
NET ASSETS:
Beginning of period	34,369,568	26,381,816

End of period (including accumulated undistributed net investment income, $0 and $39, respectively)	$47,872,481	$34,369,568

See notes to financial statements.

PEARL TOTAL RETURN FUND and

PEARL AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2006 AND 2005

1.	ORGANIZATION. Pearl Total Return Fund (PTRF) and Pearl Aggressive Growth Fund (PAGF) (the “Funds”) are each a series of Pearl Mutual Funds, a Massachusetts business trust (the “Trust”) registered under the Investment Company Act of 1940, and are diversified, no-load, open-end management investment companies (mutual funds).

The Funds’ investments are limited to: (1) shares of mutual funds (open-end funds) that the Funds can buy no-load (with no applicable sales load or redemption fee); (2) shares of “low-load” mutual funds (open-end funds) that the Funds can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, the Funds expect that substantially all of their investments in mutual funds will be on a no-load basis); (3) closed-end fund shares with a sales commission or sales load that does not exceed 2% of the purchase price (although the Funds have never invested in closed-end funds); and (4) cash and cash equivalents.

2.	SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates. (a) Investments in shares of other mutual funds are valued at the net asset value as reported by each mutual fund. (b) Securities transactions are accounted for on the trade date. (c) Dividend income and the Funds’ dividends to their shareholders are recorded on the ex-dividend date. (d) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.

3.	INCOME TAXES. It is the Funds’ policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of net investment income and realized gains so that the Funds will not be required to pay any federal or state income taxes. Therefore, the Funds make no provision for income taxes.

As of December 31, 2006, PTRF had no capital loss carry-forward.

PTRF’s cost for federal income tax purposes was $83,152,367, including the amounts of all reinvested dividends, as of December 31, 2006; the aggregate gross unrealized appreciation was $23,614,117; and the aggregate gross unrealized depreciation was ($49,512); resulting in net unrealized appreciation of $23,564,605.

As of December 31, 2006, PAGF had no capital loss carry-forward.

PAGF’s cost for federal income tax purposes was $39,222,352, including the amounts of all reinvested dividends, as of December 31, 2006; the aggregate gross unrealized appreciation was $8,420,281; and the aggregate gross unrealized depreciation was ($8,655); resulting in net unrealized appreciation of $8,411,626.

4.	INVESTMENT TRANSACTIONS. PTRF’s costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $24,592,518 and $13,155,599, respectively, for 2006. Purchases include reinvestments of dividends.

PAGF’s costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $18,831,530 and $9,699,070, respectively, for 2006. Purchases include reinvestments of dividends.

5.	INVESTMENT MANAGER; EXPENSES. Pearl Management Company (the “Manager”) has supervisory responsibility for the general management and investment of the Funds’ assets, including the decisions to buy and sell securities. The Manager provides personnel and office space for the Funds and pays all expenses of marketing the Funds’ shares. The Manager’s combined fees are at the annual rate of 0.86% of each Fund’s average net assets up to $30,000,000 (computed at the beginning of each month); 0.77% of each Fund’s net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.53% of each Fund’s net assets in excess of $100,000,000.

The Funds’ expenses are limited by contract with the Manager. Each Fund’s total operating expenses in any year (including the Manager’s fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) cannot exceed 0.98% of the Fund’s average net assets up to $100,000,000

(computed at the beginning of each month) and 0.78% of the Fund’s average net assets in excess of $100,000,000. The Manager pays or reimburses all the Funds’ operating expenses beyond this limit.

For 2006 expenses totaling $130,815 were reimbursed by the Manager beyond the expense limit for PTRF. PTRF remains liable to the Manager for a cumulative net total of $615,110 reimbursed expenses which are to be repaid by PTRF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager for the past five years are: $125,738 for 2002, $96,067 for 2003, $108,771 for 2004, $153,719 for 2005, and $130,815 for 2006.

For 2006 expenses totaling $79,553 were reimbursed by the Manager beyond the expense limit for PAGF. PAGF remains liable to the Manager for a cumulative net total of $311,908 reimbursed expenses which are to be repaid by PAGF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager for the past five years are: $52,276 for 2002, $44,409 for 2003, $53,802 for 2004, $81,868 for 2005, and $79,553 for 2006.

The Manager and its Officers, Directors, and shareholders, as a group, owned 5.98% of PTRF’s outstanding shares as of December 31, 2006. Entities affiliated with one or more Officers and Directors of the Manager owned 69.20% of PTRF’s outstanding shares as of December 31, 2006.

The Manager and its Officers, Directors, and shareholders, as a group, owned 7.59% of PAGF’s outstanding shares as of December 31, 2006. Entities affiliated with one or more Officers and Directors of the Manager owned 60.59% of PAGF’s outstanding shares as of December 31, 2006.

6.	COMPENSATION. The Officers and two Trustees (David M. Stanley and Robert H. Solt) of the Funds are also Officers of the Manager; they are paid by the Manager and receive no compensation from the Funds. The Funds’ seven Trustees who are not affiliated with the Manager are John W. Axel, Jeffrey R. Boeyink, Douglas B. Coder, Dr. David N. DeJong, David L. Evans, Charles W. Larson, Jr., and Dr. James P. Stein. The Trustees received fees from the Funds of $113,000 for 2006 and $89,500 for 2005.

7.	DIVIDENDS. On January 31, 2007, PTRF paid an income dividend of $.342160 per share from 2006 net investment income; a short-term capital gain dividend of $.016064 per share; and a long-term capital gain dividend of $1.342070 per share to shareholders of record on December 31, 2006. On January 31, 2006, PTRF paid an income dividend of $.2334 per share from 2005 net investment income, a short-term capital gain dividend of $.0273 per share; and a long-term capital gain dividend of $1.2483 per share to shareholders of record on December 31, 2005. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

On January 31, 2007, PAGF paid an income dividend of $.351299 per share from 2006 net investment income; a short-term capital gain dividend of $.110138 per share; and a long-term capital gain dividend of $1.541458 per share to shareholders of record on December 31, 2006. On January 31, 2006, PAGF paid an income dividend of $.3031 per share from 2005 net investment income; a short-term capital gain dividend of $.1934 per share; and a long-term capital gain dividend of $1.9465 per share to shareholders of record on December 31, 2005. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

8.	RECENT ACCOUNTING PRONOUNCEMENTS. In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Accounting Standards No. 157, Fair Value Measurements (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The new standard will focus on the inputs used to measure fair value and the effect, if any, on the changes in net assets for the period. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management of the Funds does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the statement of operations for a fiscal period.

In July 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), which is effective for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for income taxes recognized in the financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation provides guidance of how the Funds should recognize, measure, present, and disclose in their financial statements any uncertain tax positions that the Funds have taken or expect to take on a tax return. Management is currently evaluating the impact, if any, on the Funds’ financial statements of implementing FIN 48.

PEARL TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

	Year ended December 31,
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
SELECTED PER-SHARE DATA derived from the financial statements:
Net asset value, beginning of period	$14.13	$14.02	$12.69	$9.50	$10.75	$10.54	$12.16	$10.45	$11.23	$10.94

Income from Investment Operations
Net investment income	0.34	0.23	0.28	0.20	0.09	0.12	0.69	0.45	0.23	0.42
Net realized and unrealized gains (losses) on investments	2.58	1.39	1.85	3.19	(1.25)	0.21	(0.50)	2.37	0.29	1.19

Total investment operations	2.92	1.62	2.13	3.39	(1.16)	0.33	0.19	2.82	0.52	1.61

Less Dividends (Note 7)
Dividends from net investment income	(0.34)	(0.23)	(0.28)	(0.20)	(0.09)	(0.12)	(0.69)	(0.45)	(0.23)	(0.42)
Dividends from net realized capital gains on investments	(1.36)	(1.28)	(0.52)	None	None	None	(1.12)	(0.66)	(1.07)	(0.90)

Total dividends	(1.70)	(1.51)	(0.80)	(0.20)	(0.09)	(0.12)	(1.81)	(1.11)	(1.30)	(1.32)

Net asset value, end of period	$15.35	$14.13	$14.02	$12.69	$9.50	$10.75	$10.54	$12.16	$10.45	$11.23

Total Return	20.67%	11.55%	16.83%	35.73%	(10.75%)	3.13%	1.56%	26.99%	4.60%	14.75%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands of dollars)	$106,712	$88,159	$74,058	$56,352	$39,928	$46,807	$58,875	$59,603	$48,752	$46,662
Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.97%	0.94%	0.93%	0.92%	0.94%	0.93%
Ratio of gross expenses to average net assets	1.10%	1.16%	1.14%	1.17%	1.26%	1.29%	1.05%	0.92%	0.94%	0.93%
Ratio of net investment income to average net assets	2.20%	1.64%	2.25%	1.97%	0.90%	0.95%	5.62%	3.85%	1.94%	3.82%
Ratio of total investment income less gross expenses to average net assets	2.07%	1.45%	2.08%	1.75%	0.61%	0.61%	5.50%	3.91%	2.00%	3.86%
Portfolio turnover (excluding money market mutual funds)	15%	24%	34%	34%	55%	50%	78%	85%	79%	55%

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS

	Year ended December 31,					Period July 2, 2001 (inception) through December 31,
	2006	2005	2004	2003	2002	2001
SELECTED PER-SHARE DATA derived from the financial statements:
Net asset value, beginning of period	$13.50	$13.51	$12.56	$8.19	$9.90	$10.00

Income from Investment Operations
Net investment income (loss)	0.35	0.30	0.15	(0.03)	(0.07)	0.06
Net realized and unrealized gains (losses) on investments	2.63	2.13	2.06	4.40	(1.64)	0.00

Total investment operations	2.98	2.43	2.21	4.37	(1.71)	0.06

Less Dividends (Note 7)
Dividends from net investment income	(0.35)	(0.30)	(0.15)	None	None	(0.06)
Dividends from net realized capital gains on investments	(1.65)	(2.14)	(1.11)	None	None	(0.10)

Total dividends	(2.00)	(2.44)	(1.26)	None	None	(0.16)

Net asset value, end of period	$14.48	$13.50	$13.51	$12.56	$8.19	$9.90

Total Return	22.10%	18.01%	17.60%	53.36%	(17.27%)	0.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands of dollars)	$47,872	$34,370	$26,382	$21,056	$14,605	$15,846
Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%	0.96	%*
Ratio of gross expenses to average net assets	1.16%	1.24%	1.20%	1.22%	1.31%	2.07	%*
Ratio of net investment income (loss) to average net assets	2.45%	2.21%	1.17%	(0.29%)	(0.82%)	1.48	%*
Ratio of total investment income (loss) less gross expenses to average net assets	2.26%	1.94%	0.93%	(0.55%)	(1.15%)	0.60	%*
Portfolio turnover (excluding money market mutual funds)	24%	44%	29%	47%	56%	13	%*

*	Annualized

See notes to financial statements.

www.pearlfunds.com
E-mail: info@pearlfunds.com
2610 Park Avenue PO Box 209 Muscatine, IA 52761
866-747-9030 (toll- free) or 563-288-2773
Fax: 563-288-4101

PEARL FUNDS

Item 2.	Code of Ethics.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer (the “Code”).

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, registrant did not make any amendments to the provisions of the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Registrant’s board of directors has determined that David L. Evans, a member of its audit committee, qualifies as an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Evans is an independent trustee.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

$47,100 and $48,700 are the aggregate fees billed for the 2005 and 2006 fiscal years, respectively, for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-Related Fees

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “investment adviser”) that are reasonably related to the performance of the audit of the registrant’s financial statements, are not reported under paragraph (a) of this Item 4 and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(c)	Tax Fees

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(d)	All Other Fees

$6,500 and $6,000 are the aggregate fees billed for the 2005 and 2006 fiscal years, respectively, for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of this Item 4. Services for all other fees include the review of the semi-annual report for conformity with accounting principles generally accepted in the United States of America and SEC regulations.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)-(c) of this Item 4, that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenues paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenue paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for services where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No fees were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) $6,500 and $6,000 are the aggregate non-audit fees billed for the 2005 and 2006 fiscal years, respectively, for services rendered by the principal accountant to the registrant. There were no non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser.

(h) No disclosures are required by this Item 4(h).

Item 5.

Not applicable.

Item 6.	Schedule of Investments

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics for Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1)

	(2)	Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i)

(b)		Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pearl Mutual Funds

By:	/s/ Robert H. Solt
Robert H. Solt President, Chief Executive Officer, Chief Operating Officer and Treasurer

Date: March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert H. Solt
Robert H. Solt President, Chief Executive Officer, Chief Operating Officer and Treasurer

Date: March 8, 2007